                                                                  EXHIBIT 10.7.2
GE CAPITAL

Fleet Services                                                Partial Assignment

This is a partial assignment of the Lease Agreement and, if indicated in
Section 2. below, related Service Agreement(s), by and between Gelco Corporation doing business as GE Capital Fleet Services with its principal offices at Three Capital Drive, Eden Prairie, Minnesota 55344 ("GECFS") and the Assignor identified herein to the Assignee identified herein. The foregoing Lease Agreement (the "Lease") and, if applicable Service Agreements ("Services"), are collectively referred to herein as the "Agreements".

                                  WITNESSETH:

WHEREAS, a valid Lease dated February 22, 1994 presently exists between GECFS and Assignor and, if applicable, valid Services, identified on Exhibit B and Assignor has previously provided Assignee with a copy of each of the Agreements and Assignee hereby acknowledges receipt of same; and

WHEREAS, the Assignor desires to assign and transfer to the Assignee identified herein, and the Assignee desires to acquire from the Assignor its interest under the Lease in certain vehicles (the "Vehicles") described on the Exhibit A attached hereto; and, if applicable, the related Services.

Assignor Information:

Name: SEITEL GEOPHYSICAL, INC.
Address: 50 Briar Hollow Lane, Houston, TX 77027
State of Incorporation: Delaware

Assignee Information:

Name: EAGLE GEOPHYSICAL, INC.
Address: 50 Briar Hollow Lane, Houston, TX 77027
State of Incorporation: Delaware

WHEREAS, GECFS is willing to consent to such assignment and transfer on the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by GECFS, Assignor and Assignee, the parties to this Partial Assignment, intending to be legally bound, hereby mutually agree as follows:

1. ASSIGNMENT. As of the Effective Date established herein, Assignor hereby assigns and transfers to Assignee the Assignor's interest under the Lease with respect to the Vehicles including its leasehold interest in and to the Vehicles and its interest in and to the Services; Assignee hereby accepts and takes the foregoing assignment of the Assignor's interest as Assignee under the Lease including its leasehold interest in and to the Vehicles and under the Services; and GECFS consents to the foregoing assignment in each and every case on and subject to the terms and conditions herein set forth.

2. SERVICES. Services with respect to the Vehicles which are included in this Assignment are as provided in the following documents: None





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3.       SPECIFIC TERMS AND CONDITIONS MODIFYING AGREEMENTS. Nothing to the
contrary in the Agreements notwithstanding, the following provisions shall apply to Assignee as conditions of GECFS' consent to this Partial Assignment:

A. Insurance. As of the Effective Date of this Assignment and continuing for the Lease Term of each Vehicle, Assignee shall maintain the following coverages with an insurance company acceptable to GECFS and deliver to GECFS a certificate thereof:

a. Automobile liability insurance naming GECFS as an Additional Insured with limits of coverage as GECFS may require, but in no event less than $1 million combined single limit per occurrence ($5 million for Vehicles capable of transporting 9 or more passengers). No self-insured retention or deductible is permissible.

b. Comprehensive and collision insurance naming GECFS as Loss Payee with coverage for the actual cash value of each Vehicle and subject to a deductible no greater than $500. Assignee shall bear all risk of loss, damage or destruction to the Vehicle (which may exceed actual cash value), however caused, from the time of acceptance until surrender to GECFS.

c. Conditions. All insurance policies shall provide for 30 days' prior written notice to GECFS of any cancellation or reduction in coverage. Assignee authorizes GECFS to endorse Assignee's name to insurance checks related to the Vehicles.

B. 365-Day Interest Basis. As of the Effective Date, the interest component of all rental charges shall be calculated on a 365 day basis.

C. Further Assignment. ASSIGNEE SHALL NOT ASSIGN, SUBLET, LIEN, ENCUMBER, OR TRANSFER ANY INTEREST IN ANY OF THE VEHICLES OR ANY INTEREST IN THIS AGREEMENT TO ANY PARTY WITHOUT THE WRITTEN CONSENT OF GECFS. ANY SUCH CONSENT AS GECFS SHALL NOT RELIEVE ASSIGNEE OF ITS OBLIGATIONS AND LIABILITIES HEREUNDER UNLESS ASSIGNEE IS RELEASED BY GECFS.

D. Maximum Lease Term. The lease term of any Vehicle shall not exceed 50 months for automobiles, 72 months for light trucks and 96 months for medium and heavy trucks. If a Vehicle reaches its Maximum Lease Term, Assignee agrees that it has no right to continued possession of such Vehicle and that it will surrender such Vehicle to GECFS for sale. If a Vehicle is or becomes fully amortized, but has not reached its Maximum Lease Term, Assignee agrees to pay GECFS an extended administration fee of $50.00 per month.

E. Execution and Governing Law: THIS ASSIGNMENT SHALL NOT BECOME EFFECTivE UNTIL EXECUTED BY GECFS IN EDEN PRAIRIE, MINNESOTA. THE LAWS OF THE STATE OF MINNESOTA SHALL GOVERN ALL QUESTIONS OR DISPUTES, WHETHER SOUNDING IN TORT OR CONTRACT, RELATING TO THE INTERPRETATION, PERFORMANCE, VALIDITY, ENFORCEMENT, OR EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES THEREOF. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL LEASES OF VEHICLES HEREUNDER SHALL BE SUBJECT TO MINNESOTA STATUTES SECTION 168A.17 SUBD.1A.

F. Odometer Disclosure Statement: At the time of surrender of a Vehicle to GECFS for sale, Federal law (and State law, if applicable) requires that Assignee disclose, and Assignee shall disclose, the mileage of each Vehicle to GECFS in connection with the transfer of ownership of the Vehicle. Failure to complete an odometer disclosure form or making a false statement may result in fines and/or imprisonment.

G. Hazardous Substances: In no event will the Vehicles be used to transport any hazardous substances.





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4.       ASSUMPTION OF LEASE AND SERVICES.  The Assignee acknowledges that the
Assignee has read the Lease and Services and all Exhibits and Schedules attached thereto and hereby assumes as of the Effective Date all of the obligations, liabilities and duties of Assignor under the Lease and Services directly or indirectly related to the Vehicles, as though the Assignee had originally entered into the Agreements including, without limitation, the covenants of indemnification and GECFS' disclaimer of any warranties provided that Assignee hereby assumes the obligations of rental payments and other payments or reimbursements with respect to the Vehicles and Services as of the Billing Effective Date.

5. ASSIGNOR GUARANTY. The Assignor herein agrees that Assignor will remain fully bound to the observance and performance of each and every term and condition imposed upon it under the Agreements for the full remainder of the term of each Vehicle, notwithstanding this Partial Assignment, and that in event the Assignee fails to perform its obligations, the Assignor agrees to do so. Such performance shall be absolute and unconditional and, with respect to amounts owing, constitute a guaranty of payment.

6. BILLING EFFECTIVE DATE. For purposes of monthly rental billing and other monetary obligations, this Assignment is effective as of the 1st day of or such subsequent date as the parties mutually agree. (Must be the 1st day of the month.)

7. EFFECTIVE DATE. For purposes of all obligations, liabilities and duties, other than monthly rental billing and other monetary obligations, the Effective Date of this Partial Assignment shall be the later of the date upon which this Partial Assignment is accepted by an authorized representative of GECFS in Eden Prairie, Minnesota or the date upon which the parties agree that possession of the Vehicles will be transferred to Assignee. Date of agreed transfer of possession: December 31, 1996.

8. COSTS AND EXPENSES. Assignor agrees to reimburse GECFS for any out of pocket expenses related to this assignment and to pay a setup and documentation fee for this assignment of $330.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized representatives

SEITEL GEOPHYSICAL, INC.                      EAGLE GEOPHYSICAL, INC.
Assignor                                      Assignee

By  /s/ Jay N. Silverman                      By  /s/ Jay N. Silverman

Title  Jay N. Silverman, President            Title  Jay N. Silverman, President

GE Capital Fleet Services

By:  /s/ Melinda L. Ackerman

Title: Authorized Signatory

Effective Date:  4-8-97

No Assignment will be accepted until GECFS receives a Certificate of Insurance from Assignee providing required coverage. Certificate should accompany document or be faxed to (800) 668-8879

                                   EXHIBIT A
                               PARTIAL ASSIGNMENT

SEE ATTACHED VEHICLE LISTING 2





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GE CAPITAL
Fleet Services

                      Assignee Business Use Certification
                    (Pursuant to the Internal Revenue Code)

1. Assignee certifies under penalty of perjury that it intends the Vehicles leased pursuant to this Agreement to be used more than 50% in the trade or business of Assignee; and

2. Assignee has been advised that GECFS and not Assignee will be treated as the owner of the Vehicles for Federal Income Tax purposes.

                          EAGLE GEOPHYSICAL, INC.


                          By:  /s/ Jay N. Silverman

                          Title:  Jay N. Silverman, President





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
                                   EXHIBIT A

--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FDNF77HXCVA23202    Inservice Date   2/28/94    Name and Address
 Unit #94601106    Level 3              1000 Cont./Sub L2  1400    Lic. No.         0593VU       UNASSIGNED
                   Level 4              Year   1982                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       03/31/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  F700                Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         26 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1NNEF4223BM053637    Inservice Date   2/28/94    Name and Address
 Unit #94601118    Level 3              1000 Cont./Sub L2  1400    Lic. No.         Y38092       UNASSIGNED
                   Level 4              Year   1981                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   TRLRX               Lic. Renew       03/31/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  TRAILER             Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         26 / 24
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FBJS31H5THA31629    Inservice Date   3/18/96    Name and Address
 Unit #96000359    Level 3              1000 Cont./Sub L2  0001    Lic. No.                      UNASSIGNED
                   Level 4              Year   1996                Lic. St.         LA         SEITEL GEOPHYSICAL, INC.
                   Level 5              Make   FORDX               Lic. Renew                  107 CORNER ROAD
                   Level 6              Model  E350 CLUBWAG        Date             0 / 60     BROUSSARD LA 70518
                   Client Reference No.                            MIS/Term
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FTEX15B5RKA92137    Inservice Date   2/26/94    Name and Address
 Unit #94601116    Level 3              1000 Cont./Sub L2  0001    Lic. No.         S394896      UNASSIGNED
                   Level 4              Year   1994                Lic. St.         LA         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       01/31/98   50 BRIAR HOLLOW LAND
                   Level 6              Model  F150 SUPER C        Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         26 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FDKF38M5RNB17388    Inservice Date   5/2/94     Name and Address
 Unit #94SG1107    Level 3              1000 Cont./Sub L2  0001    Lic. No.         FL4340       UNASSIGNED
                   Level 4              Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       05/31/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  F350 REGULAR        Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         24 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FDKF38M1RNB17386    Inservice Date   5/2/94     Name and Address
 Unit #94SG1108    Level 3              1000 Cont./Sub L2  0001    Lic. No.         FL4341       UNASSIGNED
                   Level 4              Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       05/31/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  F350 REGULAR        Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         24 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FDKF38M3RNB17387    Inservice Date   5/4/94     Name and Address
 Unit #94SG1109    Level 3              1000 Cont./Sub L2  0001    Lic. No.         HX7900       UNASSIGNED
                   Level 4              Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       06/30/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  F350 REGULAR        Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         24 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2              1 Vin 1FTHX26H9RKB39195    Inservice Date   5/10/94    Name and Address
 Unit #94SG1110    Level 3              1000 Cont./Sub L2  0001    Lic. No.         JJ9206       UNASSIGNED
                   Level 4              Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5              Make   FORDX               Lic. Renew       04/30/96   50 BRIAR HOLLOW LAND
                   Level 6              Model  F250 SUPER C        Date                        HOUSTON TX 77027
                   Client Reference No.                            MIS/Term         24 / 36
                                                                   Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------




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


--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2                  1 Vin 1FTHF26H8RLA77219    Inservice Date   3/11/94    Name and Address
 Unit #94SG1111    Level 3                  1000 Cont./Sub L2  0001    Lic. No.         HD5552       UNASSIGNED
                   Level 4                  Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5                  Make   FORDX               Lic. Renew       03/31/96   50 BRIAR HOLLOW LAND
                   Level 6                  Model  F250 REGULAR        Date                        HOUSTON TX 77027
                   Client Reference No.                                MIS/Term         26 / 36
                                                                       Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------
 Fleet 61824       Level 2                  1 Vin 1FTHF26H4RLA77220    Inservice Date   3/31/94    Name and Address
 Unit #94SG1112    Level 3                  1000 Cont./Sub L2  0001    Lic. No.         HD5550       UNASSIGNED
                   Level 4                  Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5                  Make   FORDX               Lic. Renew       03/31/96   50 BRIAR HOLLOW LAND
                   Level 6                  Model  F250 REGULAR        Date                        HOUSTON TX 77027
                   Client Reference No.                                MIS/Term         25 / 36
                                                                       Client Unit No.
----------------------------------------    ------------------------------------------------------------------------------------
 Fleet 61824       Level 2                  1 Vin 1FTEX                Inservice Date   5/2/94     Name and Address
 Unit #94SG1113    Level 3                  14N3RKB28389               Lic. No.         JY9576       UNASSIGNED
                   Level 4                  1000 Cont./Sub L2  0001    Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5                  Year   1994                Lic. Renew       04/30/96   50 BRIAR HOLLOW LAND
                   Level 6                  Make   FORDX               Date                        HOUSTON TX 77027
                   Client Reference No.     Model  F150 SUPER C        MIS/Term         24 / 36
                                                                       Client Unit No.
----------------------------------------    ------------------------------------------------------------------------------------
 Fleet 61824       Level 2                  1 Vin 1FTEX14NXRKB28390    Inservice Date   5/2/94     Name and Address
 Unit #94SG1114    Level 3                  1000 Cont./Sub L2  0001    Lic. No.         JY8941       UNASSIGNED
                   Level 4                  Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5                  Make   FORDX               Lic. Renew       04/30/96   50 BRIAR HOLLOW LAND
                   Level 6                  Model  F150 SUPER C        Date                        HOUSTON TX 77027
                   Client Reference No.                                MIS/Term         24 / 36
                                                                       Client Unit No.
----------------------------------------    ------------------------------------------------------------------------------------
 Fleet 61824       Level 2                  1 Vin 1FTJW36M6REA30022    Inservice Date   5/17/94    Name and Address
 Unit #94SG1115    Level 3                  1000 Cont./Sub L2  0001    Lic. No.         FL4019       UNASSIGNED
                   Level 4                  Year   1994                Lic. St.         TX         SEITEL GEOPHYSICAL INC.
                   Level 5                  Make   FORDX               Lic. Renew       04/30/96   50 BRIAR HOLLOW LAND
                   Level 6                  Model  F350 CREW CA        Date                        HOUSTON TX 77027
                   Client Reference No.                                MIS/Term         23 / 36
                                                                       Client Unit No.
--------------------------------------------------------------------------------------------------------------------------------




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